EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We consent to the use in this Registration Statement on Form S-8 of our report dated April 14, 2008, relating to the financial statements of EcoSystem Corporation and Subsidiaries for the years ended December 31, 2007 and 2006.


                               /s/ Rosenberg Rich Baker Berman & Co.
                               ---------------------------------------
                                   Rosenberg Rich Baker Berman & Co.
                                   Certified Public Accountants
Bridgewater, New Jersey
December 3, 2008